             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                  June 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                   CURRENT
         FACE                PRINCIPAL                                                         REALIZED    DEFERRED  PRINCIPAL
CLASS    VALUE               BALANCE          PRINCIPAL         INTEREST     TOTAL             LOSSES      INTEREST  BALANCE
A        1,015,000,000.00    905,042,005.85   40,559,818.14     962,361.33   41,522,179.47       0.00       0.00     864,482,187.71
TOTALS   1,015,000,000.00    905,042,005.85   40,559,818.14     962,361.33   41,522,179.47       0.00       0.00     864,482,187.71

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                         PRIOR                                                         CURRENT                  CURRENT
                         PRINCIPAL                                                     PRINCIPAL       CLASS    PASS THRU
CLASS     CUSIP          FACTOR          PRINCIPAL      INTEREST      TOTAL            FACTOR                   RATE
A         1266712S4      891.66700084    39.96041196    0.94813924    40.90855120      851.70658888      A      1.320000 %
TOTALS                   891.66700084    39.96041196    0.94813924    40.90855120      851.70658888

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  June 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          41,522,179.47
Note Interest                                                                                                            962,361.33
Note Rate                                                                                                                1.320000 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,034,544.82
Scheduled Principal Collections Payment Amount                                                                        37,525,273.32
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            40,559,818.14

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            375,191.72
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  June 15 2004

Note Principal Balance (before distributions)                                                                        905,042,005.85
Note Principal Balance (after distributions)                                                                         864,482,187.71
Note Factor                                                                                                             0.8517066 %

Asset Balance of Mortgage Loans:                                                                                     862,934,851.39

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  June 15 2004

          Delinquent Mortgage Loans
               Group Totals
                                             Principal
          Category          Number           Balance           Percentage
          1 Month               76           2,387,634.64      0.28 %
          2 Month               14             497,900.33      0.06 %
          3 Month               21           1,164,713.02      0.13 %
           Total               111           4,050,247.99      0.47 %

            *     Delinquent Buckets do not include Foreclores or REO Properties

          Bankruptcies
               Group Totals
                                             Principal
                            Number           Balance           Percentage
                                30             743,157.09      0.09 %

            *     Bankruptcy Loans are also reflected in Deliquencies.

          Foreclosures
               Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 2              39,869.39      0.00 %

          REO Properties
               Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 0                   0.00      %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  June 15 2004

Note Rate                                                                                                                1.320000 %

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                       7,496,241.84

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.